As filed with the Securities and Exchange Commission on March 9, 2017.
===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12


  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                 March 9, 2017
Dear Shareholder:

      The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of each fund listed above (each a "Fund" and collectively the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, April 24, 2017, at 4:00 p.m. Central Time.

      At the Meeting, you will be asked to vote on a proposal to elect one of the Trustees of your Fund (the "Proposal") and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

      YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each full share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

      VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

      After you have voted on the Proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

      We appreciate your participation in this important Meeting.

      Thank you.

                                             Sincerely,


                                             /s/ James A. Bowen


                                             James A. Bowen
                                             Chairman of the Boards

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to your Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

              REGISTRATION                          VALID SIGNATURE

   CORPORATE ACCOUNTS
   (1) ABC Corp.                                    ABC Corp.
   (2) ABC Corp.                                    John Doe, Treasurer
   (3) ABC Corp.
          c/o John Doe, Treasurer                   John Doe
   (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee

   TRUST ACCOUNTS
   (1) ABC Trust                                    Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee
          u/t/d 12/28/78                            Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr., UGMA            John B. Smith
   (2) John B. Smith                                John B. Smith, Jr., Executor

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                          To be held on April 24, 2017

March 9, 2017

To the Shareholders of the above Funds:

      Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of the funds listed above (each a "Fund" and collectively the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, April 24, 2017, at 4:00 p.m. Central Time, for the following purposes:

      1. To elect one Trustee (the Class I Trustee) of each Fund.

      2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Trustees of each Fund has fixed the close of business on January 31, 2017 as the record date for the determination of shareholders of such Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                            By Order of the Boards of Trustees,


                                            /s/ W. Scott Jardine


                                            W. Scott Jardine
                                            Secretary


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SHAREHOLDERS ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THIS JOINT PROXY STATEMENT.
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                      This page intentionally left blank.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND
                     FIRST TRUST MLP AND ENERGY INCOME FUND
           FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND
                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                     JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                                 APRIL 24, 2017

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                             JOINT PROXY STATEMENT
                                 MARCH 9, 2017

      THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 16, 2017.

      This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the funds listed above (each a "Fund" and collectively the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Monday, April 24, 2017, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

      The principal offices of First Trust Energy Income and Growth Fund, First Trust MLP and Energy Income Fund and First Trust New Opportunities MLP & Energy Fund are located at 10 Westport Road, Suite C101A, Wilton, Connecticut 06897. The principal offices of each of the other Funds are located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      Proxy solicitations will be made primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by officers and service providers of the Funds, including any agents or affiliates of such service providers.

      The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

      The close of business on January 31, 2017 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares").

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
       SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2017. THIS JOINT PROXY
                   STATEMENT IS AVAILABLE ON THE INTERNET AT
             HTTP://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GR5DKQBUGO4Y.
EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE
  INTERNET AT HTTP://WWW.FTPORTFOLIOS.COM. TO FIND A REPORT, SELECT YOUR FUND UNDER THE "CLOSED-END FUNDS" TAB, SELECT THE "NEWS & LITERATURE" LINK, AND GO TO
 THE "QUARTERLY/SEMI-ANNUAL OR ANNUAL REPORTS" HEADING. IN ADDITION, THE FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR MOST RECENT ANNUAL AND SEMI-ANNUAL
  REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P. ("FIRST TRUST ADVISORS" OR THE "ADVISOR") AT 120 EAST
   LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, you are requested to:

      o  indicate your instructions on the proxy card;

      o  date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on MONDAY, APRIL 24, 2017. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

      As described further in the proposal, for each Fund, the affirmative vote of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominee as the Class I Trustee of that Fund provided a quorum is present. Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have no effect on the approval of the proposal.

      If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the specified nominee as the Class I Trustee and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at its address above. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present with respect to a Fund, all Shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to a time and place announced at the meeting to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice if the time and place of the adjourned meeting are announced at the meeting. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

                               OUTSTANDING SHARES

      On the Record Date, each Fund had the following number of Shares outstanding:

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                                                                                                TICKER         SHARES
                                           FUND                                               SYMBOL(1)      OUTSTANDING
------------------------------------------------------------------------------------------- -------------- ----------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND                     MFD           8,537,266
------------------------------------------------------------------------------------------- -------------- ----------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND                                                        FEN          19,387,066
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FIRST TRUST ENHANCED EQUITY INCOME FUND                                                          FFA          19,973,164
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FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                              FAM          17,267,115
------------------------------------------------------------------------------------------- -------------- ----------------
FIRST TRUST MORTGAGE INCOME FUND                                                                 FMY           4,213,115
------------------------------------------------------------------------------------------- -------------- ----------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                        FHY           8,200,265
------------------------------------------------------------------------------------------- -------------- ----------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                                   FEO           5,175,236
------------------------------------------------------------------------------------------- -------------- ----------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                                   FGB          14,333,486
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FIRST TRUST HIGH INCOME LONG/SHORT FUND                                                          FSD          35,231,949
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FIRST TRUST ENERGY INFRASTRUCTURE FUND                                                           FIF          17,550,236
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FIRST TRUST MLP AND ENERGY INCOME FUND                                                           FEI          45,554,272
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FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND                                        FPF          60,765,997
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FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND                                                  FPL          23,996,636
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FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND                                                   FDEU          17,231,908
------------------------------------------------------------------------------------------- -------------- ----------------

   (1) The Shares of each of the Funds are listed on the New York Stock Exchange ("NYSE") except for the Shares of First Trust Energy Income and Growth Fund, which are listed on the NYSE MKT LLC ("NYSE MKT").

      Shareholders of record on the Record Date are entitled to one vote for each full Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      To the knowledge of the Board of Trustees of each Fund, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC") by shareholders. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

                                            BENEFICIAL OWNERSHIP OF SHARES

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                   NAME AND ADDRESS                          SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                 OF BENEFICIAL OWNER                                OWNED                       BENEFICIALLY OWNED
------------------------------------------------------- ------------------------------- -----------------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
Charles Schwab & Co., Inc.                                        661,891 Shares                       7.75%
2423 E. Lincoln Drive
Phoenix, AZ 85016
------------------------------------------------------- ------------------------------- -----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                           675,065 Shares                       7.91%
Jacksonville, FL 32246
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                              995,411 Shares                      11.66%
Jersey City, NJ 07310
------------------------------------------------------- ------------------------------- -----------------------------------
Pershing LLC
1 Pershing Plaza                                                  663,875 Shares                       7.78%
Jersey City, NJ 07399
------------------------------------------------------- ------------------------------- -----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                              464,476 Shares                       5.44%
St. Petersburg, FL 33716
------------------------------------------------------- ------------------------------- -----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                            428,190 Shares                       5.02%
Minneapolis, MN 55402
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TD Ameritrade Clearing, Inc.
1005 N. Ameritrade Place                                          910,413 Shares                      10.66%
Bellevue, NE 68005
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Wells Fargo Clearing Services, LLC
2801 Market Street                                                987,028 Shares                      11.56%
St. Louis, MO 63103
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FIRST TRUST ENERGY INCOME AND GROWTH FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
The Bank of New York Mellon
525 William Penn Place                                          1,078,800 Shares                       5.56%
Pittsburgh, PA 15259
------------------------------------------------------- ------------------------------- -----------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive                                           1,549,979 Shares                       7.99%
Phoenix, AZ 85016
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                              2,133,655 Shares                      11.01%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            1,889,109 Shares                       9.74%
Jersey City, NJ 07310
------------------------------------------------------- ------------------------------- -----------------------------------
Pershing LLC
1 Pershing Plaza                                                1,174,322 Shares                       6.06%
Jersey City, NJ 07399
------------------------------------------------------- ------------------------------- -----------------------------------
Robert W. Baird & Co., Inc.
777 E. Wisconsin Avenue
19th Floor                                                      1,052,424 Shares                       5.43%
Milwaukee, WI 53202
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              2,688,816 Shares                      13.87%
St. Louis, MO 63103
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FIRST TRUST ENHANCED EQUITY INCOME FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                              2,195,237 Shares                      10.99%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            1,267,855 Shares                       6.35%
Jersey City, NJ 07310
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                   NAME AND ADDRESS                          SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                 OF BENEFICIAL OWNER                                OWNED                       BENEFICIALLY OWNED
------------------------------------------------------- ------------------------------- -----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                            3,113,607 Shares                      15.59%
St. Petersburg, FL 33716
------------------------------------------------------- ------------------------------- -----------------------------------
U.S. Bank N.A.
1555 N. Rivercenter Drive
Suite 302                                                       1,150,902 Shares                       5.76%
Milwaukee, WI  53212
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              4,587,533 Shares                      22.97%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
Karpus Management, Inc., d/b/a Karpus Investment
Management(1)                                                   1,349,882 Shares                       6.73%
183 Sully's Trail
Pittsford, NY  14534
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            1,769,418 Shares                      10.25%
Jersey City, NJ  07310
------------------------------------------------------- ------------------------------- -----------------------------------
The Northern Trust Company
801 S. Canal St.                                                1,235,526 Shares                       7.16%
Chicago, IL  60607
------------------------------------------------------- ------------------------------- -----------------------------------
U.S. Bank N.A.
1555 N. Rivercenter Drive
Suite 302                                                       1,787,354 Shares                      10.35%
Milwaukee, WI 53212
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              1,104,678 Shares                       6.40%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
Karpus Management, Inc., d/b/a Karpus Investment
Management(2)                                                   3,353,417 Shares                      19.42%
183 Sully's Trail
Pittsford, NY 14534
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST MORTGAGE INCOME FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
Edward D. Jones & Co.
12555 Manchester Road                                             240,840 Shares                       5.72%
St. Louis, MO  63131
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC                                  346,674 Shares                       8.23%
499 Washington Blvd.
Jersey City, NJ 07310
------------------------------------------------------- ------------------------------- -----------------------------------
The Northern Trust Company
801 S. Canal Street                                               723,609 Shares                      17.18%
Chicago, IL 60607
------------------------------------------------------- ------------------------------- -----------------------------------
State Street Bank and Trust Co.
1776 Heritage Drive                                               693,995 Shares                      16.47%
North Quincy, MA 02171
------------------------------------------------------- ------------------------------- -----------------------------------
Sit Investment Associates, Inc.
Sit  Fixed  Income Advisors  II,  LLC(3)                        1,505,353 Shares                      35.73%
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
------------------------------------------------------- ------------------------------- -----------------------------------

(1) Information is according to Schedule 13G filed with the SEC on February 14, 2017.
(2) Information is according to Amendment No. 1 to Schedule 13D filed with the SEC on February 15, 2017.
(3) Information is according to Amendment No. 5 to Schedule 13D filed with the SEC pursuant to a joint filing agreement on December 7, 2016.

------------------------------------------------------- ------------------------------- -----------------------------------
                   NAME AND ADDRESS                          SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                 OF BENEFICIAL OWNER                                OWNED                       BENEFICIALLY OWNED
------------------------------------------------------- ------------------------------- -----------------------------------
1607 Capital Partners, LLC(1)
13 S. 13th Street, Suite 400                                      551,985 Shares                       13.1%
Richmond, VA 23219
                   and
The Walt Disney Company Retirement Plan Master Trust
500 South Buena Vista Street                                      281,718 Shares                        6.7%
Burbank, CA 91521-0500
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II:
------------------------------------------------------- ------------------------------- -----------------------------------
Charles Schwab & Co., Inc.
2423 E. Lincoln Drive                                             680,761 Shares                       8.30%
Phoenix, AZ 85016
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                                716,186 Shares                       8.73%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            1,706,669 Shares                      20.81%
Jersey City, NJ  07310
------------------------------------------------------- ------------------------------- -----------------------------------
Pershing LLC
1 Pershing Plaza                                                  841,012 Shares                      10.26%
Jersey City, NJ 07399
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                                710,300 Shares                       8.66%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
Saba Capital Management, L.P.
Mr. Boaz R. Weinstein(2)                                          686,538 Shares                       8.33%
405 Lexington Avenue
58th Floor
New York, NY 10174
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
The Bank of New York Mellon
525 William Penn Place                                            325,712 Shares                       6.29%
Pittsburgh, PA 15259
------------------------------------------------------- ------------------------------- -----------------------------------
JPMorgan Chase Bank NA
14201 Dallas Parkway                                              263,358 Shares                       5.09%
Dallas, TX 75254
------------------------------------------------------- ------------------------------- -----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                           314,546 Shares                       6.08%
Jacksonville, FL  32246
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                                448,804 Shares                       8.67%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services
499 Washington Blvd.                                              319,298 Shares                       6.17%
Jersey City, NJ 07310
------------------------------------------------------- ------------------------------- -----------------------------------
The Northern Trust Company
801 S. Canal Street                                               442,481 Shares                       8.55%
Chicago, IL 60607
------------------------------------------------------- ------------------------------- -----------------------------------


(1) Information is according to Schedule 13G/A (Amendment No. 5) filed with the SEC pursuant to a joint filing agreement on February 13, 2017. The
      Schedule 13G/A states that (a) 1607 Capital Partners, LLC, an investment adviser, is the beneficial owner of Shares based on having voting power which includes the power to vote, or to direct the voting of, such securities and investment power which includes the power to dispose, or to direct the disposition of, such securities and (b) The Walt Disney Company Retirement Plan Master Trust is a client of 1607 Capital Partners, LLC and is the beneficial owner of Shares solely due to being able to terminate without condition the investment management agreement with 1607 Capital Partners, LLC in less than sixty days.
(2) Information is according to Schedule 13G/A (Amendment No. 1) filed with the SEC pursuant to a joint filing agreement on February 13, 2017.

------------------------------------------------------- ------------------------------- -----------------------------------
                   NAME AND ADDRESS                          SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                 OF BENEFICIAL OWNER                                OWNED                       BENEFICIALLY OWNED
------------------------------------------------------- ------------------------------- -----------------------------------
State Street Bank and Trust Co.
1776 Heritage Drive                                               294,185 Shares                       5.68%
North Quincy, MA 02171
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                                851,264 Shares                      16.45%
St. Louis, MO  63103
------------------------------------------------------- ------------------------------- -----------------------------------
Lazard Asset Management LLC(1)
30 Rockefeller Plaza                                              894,948 Shares                      16.98%
New York, NY 10112
------------------------------------------------------- ------------------------------- -----------------------------------
1607 Capital Partners, LLC(2)
13 S. 13th Street, Suite 400                                      351,908 Shares                        6.8%
Richmond, VA 23219
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            1,548,669 Shares                      10.80%
Jersey City, NJ 07310
------------------------------------------------------- ------------------------------- -----------------------------------
Pershing LLC
1 Pershing Plaza                                                  878,517 Shares                       6.13%
Jersey City, NJ 07399
------------------------------------------------------- ------------------------------- -----------------------------------
Stifel, Nicolaus & Company, Incorporated
200 Regency Forest Drive                                        1,231,158 Shares                       8.59%
Cary, NC 27518
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              5,801,332 Shares                      40.47%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             11,787,334 Shares                      33.46%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            5,269,658 Shares                      14.96%
Jersey City, NJ  07310
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              3,720,394 Shares                      10.56%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
Saba Capital Management, L.P.
Mr. Boaz R. Weinstein(3)
405 Lexington Avenue                                            4,608,556 Shares                      13.06%
58th Floor
New York, NY 10174
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
The Bank of New York Mellon
525 William Penn Place                                          1,567,841 Shares                       8.93%
Pittsburgh, PA 15259
------------------------------------------------------- ------------------------------- -----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                         1,065,949 Shares                       6.07%
Jacksonville, FL 32246
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                              4,608,543 Shares                      26.26%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------

(1) Information is according to Schedule13G/A filed with the SEC on February 8, 2017.
(2) Information is according to Schedule13G/A (Amendment No. 1) filed with the SEC on February 13, 2017.
(3) Information is according to Schedule 13D/A (Amendment No. 4) filed with the SEC on January 23, 2017.

------------------------------------------------------- ------------------------------- -----------------------------------
                   NAME AND ADDRESS                          SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                 OF BENEFICIAL OWNER                                OWNED                       BENEFICIALLY OWNED
------------------------------------------------------- ------------------------------- -----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                          1,156,629 Shares                       6.59%
Minneapolis, MN 55402
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              2,581,572 Shares                      14.71%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST MLP AND ENERGY INCOME FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             17,949,191 Shares                      39.40%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            2,619,689 Shares                       5.75%
Jersey City, NJ  07310
------------------------------------------------------- ------------------------------- -----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                          2,593,171 Shares                       5.69%
Minneapolis, MN 55402
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              2,992,468 Shares                       6.57%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
4804 Deer Lake Drive E.                                         4,476,842 Shares                       7.37%
Jacksonville, FL 32246
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                             22,264,846 Shares                      36.64%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            3,118,489 Shares                       5.13%
Jersey City, NJ  07310
------------------------------------------------------- ------------------------------- -----------------------------------
Pershing LLC
1 Pershing Plaza                                                3,627,551 Shares                       5.97%
Jersey City, NJ 07399
------------------------------------------------------- ------------------------------- -----------------------------------
RBC Capital Markets LLC
60 S. 6th Street - P09                                          4,374,559 Shares                       7.20%
Minneapolis, MN 55402
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              4,106,525 Shares                       6.76%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
American Enterprise Investment Services Inc.
682 AMP Financial Center                                        2,448,576 Shares                      10.20%
Minneapolis, MN 55474
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                              9,704,681 Shares                      40.44%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
National Financial Services, LLC
499 Washington Blvd.                                            1,222,599 Shares                       5.09%
Jersey City, NJ  07310
------------------------------------------------------- ------------------------------- -----------------------------------
Pershing LLC
1 Pershing Plaza                                                1,306,323 Shares                       5.44%
Jersey City, NJ 07399
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              2,505,248 Shares                      10.44%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- -----------------------------------

------------------------------------------------------- ------------------------------- -----------------------------------
                   NAME AND ADDRESS                          SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                 OF BENEFICIAL OWNER                                OWNED                       BENEFICIALLY OWNED
------------------------------------------------------- ------------------------------- -----------------------------------
FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND:
------------------------------------------------------- ------------------------------- -----------------------------------
Morgan Stanley Smith Barney LLC
1300 Thames Street                                              3,603,785 Shares                      20.91%
Baltimore, MD 21231
------------------------------------------------------- ------------------------------- -----------------------------------
The Northern Trust Company
801 S. Canal St.                                                  903,706 Shares                       5.24%
Chicago, IL  60607
------------------------------------------------------- ------------------------------- -----------------------------------
UBS Financial Services Inc.
1000 Harbor Blvd.                                               2,370,016 Shares                      13.75%
Weehawken, NJ 07086
------------------------------------------------------- ------------------------------- -----------------------------------
Wells Fargo Clearing Services, LLC
2801 Market Street                                              3,120,899 Shares                      18.11%
St. Louis, MO  63103
------------------------------------------------------- ------------------------------- -----------------------------------
1607 Capital Partners, LLC(1)
13 S. 13th Street, Suite 400                                    1,863,954 Shares                       10.8%
Richmond, VA  23219
------------------------------------------------------- ------------------------------- -----------------------------------

(1) Information is according to Schedule 13G filed with the SEC on January 10, 2017.

               PROPOSAL: ELECTION OF THE CLASS I TRUSTEE OF EACH
                                      FUND

THE CLASS I TRUSTEE IS TO BE ELECTED BY HOLDERS OF SHARES OF EACH FUND. CURRENT TRUSTEE ROBERT F. KEITH IS THE NOMINEE FOR ELECTION AS THE CLASS I TRUSTEE BY SHAREHOLDERS OF EACH FUND FOR A THREE-YEAR TERM.

      Each Fund has established a staggered Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Robert F. Keith is currently the Class I Trustee of each Fund for a term expiring at the Meeting or until his successor is elected and qualified. If elected, Mr. Keith will hold office for a three-year term expiring at each Fund's 2020 annual meeting of shareholders. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are current and continuing Trustees. Dr. Erickson and Mr. Kadlec are Class II Trustees for a term expiring at each Fund's 2018 annual meeting of shareholders. Mr. Bowen and Mr. Nielson are Class III Trustees for a term expiring at each Fund's 2019 annual meeting of shareholders. Each Trustee serves until his successor is elected and qualified, or until he earlier resigns or is otherwise removed.

      REQUIRED VOTE: For each Fund, the nominee for election as the Class I Trustee must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

      Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of the nominee listed if your proxy card has been properly executed and timely received by the applicable Fund. If the nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by a Fund's Board of Trustees in accordance with the Fund's procedures.

         THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE.

                                   MANAGEMENT

MANAGEMENT OF THE FUNDS

      The general supervision of the duties performed for each Fund under its respective investment management agreement with the Advisor is the responsibility of that Fund's Board of Trustees. The Trustees set broad policies for the Funds and choose the Funds' officers. The following is a list of the Trustees and executive officers of each Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships each Trustee holds, if applicable. As noted above, each Fund has established a staggered Board of Trustees consisting of five (5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class. The officers of the Funds serve indefinite terms. James A. Bowen is deemed an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Interested Trustee") of the Funds due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee."


            The remainder of this page is intentionally left blank.

                                                  INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN          OTHER
                            POSITION(S)       TERM OF OFFICE(2)      PRINCIPAL OCCUPATION(S)      FIRST TRUST FUND    DIRECTORSHIPS
 NAME, ADDRESS, AND          HELD WITH          AND LENGTH OF           DURING PAST FIVE          COMPLEX OVERSEEN       HELD BY
    DATE OF BIRTH              FUNDS            TIME SERVED(3)                YEARS                  BY TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1)           Chairman of       Class III           Chief Executive Officer,        141 Portfolios     None
120 East Liberty Drive      the Board                             First Trust Advisors L.P.
Suite 400                   and Trustee       Since 2004          and First Trust Portfolios
Wheaton, IL 60187                                                 L.P.; Chairman of the Board
DOB: 9/55                                                         of Directors, BondWave LLC
                                                                  (Software Development
                                                                  Company) and Stonebridge
                                                                  Advisors LLC (Investment
                                                                  Advisor)
------------------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN          OTHER
                            POSITION(S)       TERM OF OFFICE(2)      PRINCIPAL OCCUPATION(S)      FIRST TRUST FUND    DIRECTORSHIPS
 NAME, ADDRESS, AND          HELD WITH          AND LENGTH OF           DURING PAST FIVE          COMPLEX OVERSEEN       HELD BY
    DATE OF BIRTH              FUNDS            TIME SERVED(3)                YEARS                  BY TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson         Trustee           Class II            Physician; Officer, Wheaton     141 Portfolios     None
c/o First Trust                                                   Orthopedics; Limited
Advisors L.P.                                 Since 2004          Partner, Gundersen Real
120 East Liberty Drive                                            Estate Limited Partnership
Suite 400                                                         (June 1992 to December
Wheaton, IL 60187                                                 2016); Member, Sportsmed
DOB: 4/51                                                         LLC (April 2007 to November
                                                                  2015)
------------------------------------------------------------------------------------------------------------------------------------

Thomas R. Kadlec            Trustee           Class II            President, ADM Investor         141 Portfolios     Director of ADM
c/o First Trust                                                   Services, Inc. (Futures                            Investor
Advisors L.P.                                 Since 2004          Commission Merchant)                               Services, Inc.,
120 East Liberty Drive                                                                                               ADM Investor
Suite 400                                                                                                            Services
Wheaton, IL 60187                                                                                                    International,
DOB: 11/57                                                                                                           and Futures
                                                                                                                     Industry
                                                                                                                     Association
------------------------------------------------------------------------------------------------------------------------------------

Robert F. Keith             Trustee           Class I Nominee     President, Hibs Enterprises     141 Portfolios     Director of
c/o First Trust                                                   (Financial and Management                          Trust Company
Advisors L.P.                                 Since 2006          Consulting)                                        of Illinois
120 East Liberty Drive
Suite 400
Wheaton, IL 60187
DOB: 11/56
------------------------------------------------------------------------------------------------------------------------------------

Niel B. Nielson             Trustee           Class III           Managing Director and Chief     141 Portfolios     Director of
c/o First Trust                                                   Operating Officer (January                         Covenant
Advisors L.P.                                 Since 2004          2015 to present), Pelita                           Transport Inc.
120 East Liberty Drive                                            Harapan Educational                                (May 2003 to
Suite 400                                                         Foundation (Educational                            May 2014)
Wheaton, IL 60187                                                 Products and Services);
DOB: 3/54                                                         President and Chief
                                                                  Executive Officer (June 2012
                                                                  to September 2014), Servant
                                                                  Interactive LLC (Educational
                                                                  Products and Services);
                                                                  President and Chief
                                                                  Executive Officer (June 2012
                                                                  to September 2014), Dew
                                                                  Learning LLC (Educational
                                                                  Products and Services);
                                                                  President (June 2002 to June
                                                                  2012), Covenant College
------------------------------------------------------------------------------------------------------------------------------------

                                                    EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                                                                 TERM OF OFFICE(2)              PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS, AND                   POSITION(S)           AND LENGTH OF                    DURING PAST FIVE
          DATE OF BIRTH                    HELD WITH FUNDS        TIME SERVED(3)                         YEARS
------------------------------------------------------------------------------------------------------------------------------------

James M. Dykas                           President and           Indefinite          Managing Director and Chief Financial Officer
120 East Liberty Drive, Suite 400        Chief Executive                             (January 2016 to Present), Controller
Wheaton, IL 60187                        Officer                 Since 2012          (January 2012 to January 2016), Senior Vice
DOB: 1/66                                                                            President (April 2007 to January 2016), First
                                                                                     Trust Advisors L.P. and First Trust Portfolios
                                                                                     L.P.; Chief Financial Officer (January 2016 to
                                                                                     Present) BondWave LLC (Software Development
                                                                                     Company) and Stonebridge Advisors LLC
                                                                                     (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------------

W. Scott Jardine                         Secretary and           Indefinite          General Counsel, First Trust Advisors L.P. and
120 East Liberty Drive, Suite 400        Chief Legal                                 First Trust Portfolios L.P.; Secretary and
Wheaton, IL 60187                        Officer                 Since 2004          General Counsel, BondWave LLC (Software
DOB: 5/60                                                                            Development Company); Secretary, Stonebridge
                                                                                     Advisors LLC (Investment Advisor)
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. Lindquist                      Vice President          Indefinite          Managing Director (July 2012 to Present),
120 East Liberty Drive, Suite 400                                                    Senior Vice President (September 2005 to July
Wheaton, IL 60187                                                Since 2005          2012), First Trust Advisors L.P. and First
DOB: 2/70                                                                            Trust Portfolios L.P.
------------------------------------------------------------------------------------------------------------------------------------

Kristi A. Maher                          Assistant               Indefinite          Deputy General Counsel, First Trust Advisors
120 East Liberty Drive, Suite 400        Secretary and                               L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187                        Chief Compliance        Assistant
DOB: 12/66                               Officer                 Secretary
                                                                 since 2004 and
                                                                 Chief
                                                                 Compliance
                                                                 Officer since
                                                                 2011
------------------------------------------------------------------------------------------------------------------------------------

Donald Swade                             Treasurer, Chief        Indefinite          Senior Vice President (July 2016 to Present),
120 East Liberty Drive, Suite 400        Financial Officer       Since 2016          Vice President (April 2012 to July 2016), First
Wheaton, IL 60187                        and Chief                                   Trust Advisors L.P. and First Trust
DOB: 8/72                                Accounting Officer                          Portfolios L.P.; Vice President (September 2006
                                                                                     to April 2012), Guggenheim Funds Investment
                                                                                     Advisors, LLC/Claymore Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Funds.
(2) Currently, Robert F. Keith, as the Class I Trustee, is serving a term for each of the Funds until the Meeting or until his successor is elected and qualified. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term for each of the Funds until the Funds' 2018 annual meetings of shareholders or until their successors are elected and qualified. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term for each of the Funds until the Funds' 2019 annual meetings of shareholders or until their successors are elected and qualified. Executive officers of the Funds have an indefinite term.
(3) For executive officers, unless otherwise specified, length of time served represents the year the person first became an executive officer of a Fund. Except as otherwise provided below, all Trustees and executive officers were elected or appointed (i) in 2004 for the then-existing Funds, (ii) in 2005 for First Trust Mortgage Income Fund, (iii) in 2006 for First Trust Strategic High Income Fund II and First Trust/Aberdeen Emerging Opportunity Fund, (iv) in 2007 for First Trust Specialty Finance and Financial Opportunities Fund, (v) in 2010 for First Trust High Income Long/Short Fund, (vi) in 2011 for First Trust Energy Infrastructure Fund,
      (vii) in 2012 for First Trust MLP and Energy Income Fund, (viii) in 2013 for First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund and (ix) in 2015 for First Trust Dynamic Europe Equity Income Fund. Robert F. Keith was appointed Trustee of all then-existing funds in the First Trust Fund Complex in June 2006. James M. Dykas was elected (a) Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in January 2012, effective January 23, 2012 and (b) President and Chief Executive Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016. Daniel J. Lindquist was elected Vice President of all then-existing funds in the First Trust Fund Complex on December 12, 2005. Kristi A. Maher was elected Chief Compliance Officer of all then-existing funds in the First Trust Fund Complex in December 2010, effective January 1, 2011; before January 1, 2011, W. Scott Jardine served as Chief Compliance Officer. Donald Swade was elected Treasurer, Chief Financial Officer and Chief Accounting Officer of all then-existing funds in the First Trust Fund Complex in December 2015, effective January 2016.

UNITARY BOARD LEADERSHIP STRUCTURE

      The same five persons serve as Trustees on each Fund's Board of Trustees and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"), which is known as a "unitary" board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust Funds that are closed-end funds (the "First Trust Closed-end Funds") are managed by the Advisor and, except for First Trust Intermediate Duration Preferred & Income Fund and First Trust Dynamic Europe Equity Income Fund, they employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the First Trust Closed-end Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust Closed-end Funds, the Board of Trustees of each of the First Trust Funds (such Boards of Trustees referred to herein collectively as the "Board") believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chairman of the Board of each Fund. An individual who is not a Trustee serves as President and Chief Executive Officer of each Fund.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Richard E. Erickson currently serves as the Lead Independent Trustee.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee currently rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and the immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      Including the Funds, the First Trust Fund Complex includes: 16 closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with four portfolios advised by First Trust Advisors; First Trust Variable Insurance Trust, an open-end management investment company with three portfolios advised by First Trust Advisors; and

First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with, in the aggregate, 118 portfolios (each such portfolio, an "ETF" and each such exchange-traded fund, an "ETF Trust") advised by First Trust Advisors.

      The four standing committees of the Board are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee of a Fund also serve as a special committee of the Board known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Dr. Erickson are members of the Executive Committee. The number of meetings of the Executive Committee held for each Fund during its last fiscal year is shown on Schedule 1 hereto.

      The Nominating and Governance Committee of each Fund is responsible for appointing and nominating persons to the Board of Trustees of that Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing rules of the primary national securities exchange on which the Funds' shares are listed for trading. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees of a Fund, the Board will not actively seek recommendations from other parties, including shareholders. In 2014, the Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of a Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees of a Fund, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth;
(iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate (see also "ADDITIONAL INFORMATION - SHAREHOLDER PROPOSALS" below). If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of a Fund on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. The number of meetings of the Nominating and Governance Committee held for each Fund during its last fiscal year is shown on Schedule 1 hereto.

      The Valuation Committee of each Fund is responsible for the oversight of the valuation procedures of that Fund (the "Valuation Procedures"), for determining the fair value of that Fund's securities or other assets under certain circumstances as described in the Valuation Procedures, and for evaluating the performance of any pricing service for that Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The number of meetings of the Valuation Committee held for each Fund during its last fiscal year is shown on Schedule 1 hereto.

      The Audit Committee of each Fund is responsible for overseeing that Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is attached as Exhibit A hereto, and is available on the Funds' website at http://www.ftportfolios.com. Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent directors" within the meaning of the listing rules of the primary national securities exchange on which the Funds' shares are listed for trading, serve on the Audit Committee. Messrs. Kadlec and Keith have each been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR. The number of meetings of the Audit Committee held for each Fund during its last fiscal year is shown in Schedule 1 hereto.

      In carrying out its responsibilities, as described below under "INDEPENDENT AUDITORS' FEES--Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"), if the engagement relates directly to the operations and financial reporting of the Funds.

RISK OVERSIGHT

      As part of the general oversight of each Fund, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address the Funds' risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's advisory oversight group and the Funds' Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the Committee level. The Advisor's advisory oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Funds' major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for the nominee and each continuing Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Joint Proxy Statement, that the nominee and each continuing Trustee should serve as a trustee.

NOMINEE
-------

Independent Trustee

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as Chairman of the Audit Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2010 - 2011), and Chairman of the Valuation Committee (2014 - 2016) of the First Trust Funds. He also served as Lead Independent Trustee (2012 - 2013) and on the Executive Committee and the Dividend and Pricing Committee (2012 - 2016) of the First Trust Funds. He currently serves as Chairman of the Audit Committee (since January 1, 2017) of the First Trust Funds.

CONTINUING TRUSTEES
-------------------

Independent Trustees

      Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007 and 2014 - 2016), Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) and Chairman of the Audit Committee (2012 -
2013) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee and the Dividend and Pricing Committee (since January 1, 2017) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. Mr. Kadlec has served as a Trustee of each Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust Closed-end Fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 and 2014 - 2016. He also served as Chairman of the Valuation Committee (2008 - 2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2017) and as a member of the Executive Committee and the Dividend and Pricing Committee (since January 1, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services, since January 2015. Mr. Nielson formerly served as President and Chief Executive Officer of Servant Interactive LLC (providing educational products and services) from June 2012 to September 2014, and he served as President and Chief Executive Officer of Dew Learning LLC from June 2012 to September 2014. Mr. Nielson formerly served as President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as Chairman of the Audit Committee (2003 - 2007 and 2014 - 2016), Chairman of the Valuation Committee (2012 - 2013), Chairman of the Nominating and Governance Committee (2008 - 2009), and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2017) of the First Trust Funds.

Interested Trustee

      James A. Bowen is the Chairman of the Board of the First Trust Funds and Chief Executive Officer of First Trust Advisors and First Trust Portfolios L.P. Until January 23, 2012, he served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 33 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each Fund since its inception and of the First Trust Funds since 1999.

OTHER INFORMATION

      Independent Trustees

      During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

      Interested Trustee

      On May 23, 2016, James A. Bowen sold two limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors, to Grace Partners of DuPage L.P. for an aggregate price of $5,250,000.

      Executive Officers

      The executive officers of each Fund hold the same positions with each fund in the First Trust Fund Complex (representing 141 portfolios) as they hold with the Funds.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY TRUSTEES AND EXECUTIVE OFFICERS

      The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2016:

  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND FIRST TRUST FUND COMPLEX (NUMBER OF SHARES HELD)

------------------------------------------------------------------------------------------------------------------------------------
                                  INTERESTED                                  INDEPENDENT
                                   TRUSTEE                                      TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
          FUND                  James A. Bowen    Richard E. Erickson    Thomas R. Kadlec     Robert F. Keith       Niel B. Nielson
------------------------------------------------------------------------------------------------------------------------------------
MACQUARIE/FIRST TRUST
GLOBAL INFRASTRUCTURE/                $0            $10,001-$50,000         $1-$10,000         $10,001-$50,000      $10,001-$50,000
UTILITIES DIVIDEND &              (0 Shares)         (902 Shares)          (800 Shares)         (2,008 Shares)      (1,282 Shares)
INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENERGY INCOME             $0            $10,001-$50,000      $10,001-$50,000              $0            $10,001-$50,000
AND GROWTH FUND                   (0 Shares)         (483 Shares)          (700 Shares)           (0 Shares)         (592 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED           $50,001-$100,000       $1-$10,000         $10,001-$50,000              $0              $1-$10,000
EQUITY INCOME FUND              (4,003 Shares)       (403 Shares)          (850 Shares)           (0 Shares)         (505 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/ABERDEEN
GLOBAL OPPORTUNITY INCOME             $0            $10,001-$50,000      $10,001-$50,000              $0            $10,001-$50,000
FUND                              (0 Shares)        (1,706 Shares)         (850 Shares)           (0 Shares)        (1,008 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MORTGAGE                  $0                  $0                $1-$10,000                $0              $1-$10,000
INCOME FUND                       (0 Shares)          (0 Shares)           (650 Shares)           (0 Shares)         (569 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC          $10,001-$50,000            $0                    $0                    $0              $1-$10,000
HIGH INCOME FUND II             (1,498 Shares)        (0 Shares)            (0 Shares)            (0 Shares)         (335 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/ABERDEEN                  $0                  $0             $10,001-$50,000          $1-$10,000          $1-$10,000
EMERGING OPPORTUNITY FUND         (0 Shares)          (0 Shares)          (1,000 Shares)         (600 Shares)        (454 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SPECIALTY
FINANCE AND FINANCIAL                 $0                  $0                    $0                    $0                  $0
OPPORTUNITIES FUND                (0 Shares)          (0 Shares)            (0 Shares)            (0 Shares)          (0 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME        $50,001-$100,000           $0             $10,001-$50,000              $0                  $0
LONG/SHORT FUND                 (7,025 Shares)        (0 Shares)          (1,000 Shares)          (0 Shares)          (0 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENERGY                    $0                  $0                    $0                    $0                  $0
INFRASTRUCTURE FUND               (0 Shares)          (0 Shares)            (0 Shares)            (0 Shares)          (0 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MLP AND                   $0                  $0                    $0                    $0                  $0
ENERGY INCOME FUND                (0 Shares)          (0 Shares)            (0 Shares)            (0 Shares)          (0 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST INTERMEDIATE
DURATION PREFERRED &                  $0                  $0             $10,001-$50,000       $10,001-$50,000            $0
INCOME FUND                       (0 Shares)          (0 Shares)          (1,000 Shares)         (512 Shares)         (0 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NEW
OPPORTUNITIES MLP &                   $0                  $0                    $0                    $0                  $0
ENERGY FUND                       (0 Shares)          (0 Shares)            (0 Shares)            (0 Shares)          (0 Shares)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DYNAMIC                   $0                  $0                    $0                    $0                  $0
EUROPE EQUITY INCOME FUND         (0 Shares)          (0 Shares)            (0 Shares)            (0 Shares)          (0 Shares)
------------------------------------------------------------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT           Over $100,000        Over $100,000        Over $100,000         Over $100,000        Over $100,000
COMPANIES IN THE FIRST         (157,911 Shares)     (9,889 Shares)       (12,567 Shares)       (13,534 Shares)      (7,403 Shares)
TRUST FUND COMPLEX
OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

      The Independent Trustees have adopted a policy that establishes the expectation that each Independent Trustee will have invested an amount in the First Trust Funds he oversees in the aggregate of at least one year's annual retainer for Board service, with investments allocated among the First Trust Funds depending on what is suitable for the Trustee's personal investment needs.

      As of December 31, 2016, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of any Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of any Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

      As of December 31, 2016, the Trustees and executive officers of the Funds as a group beneficially owned approximately 243,699 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2016, the Trustees and executive officers of each Fund as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

--------------------------------------------------------------------------------------------------- -----------------------
                                               FUND                                                      SHARES OWNED
--------------------------------------------------------------------------------------------------- -----------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND                                4,992
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND                                                                   1,775
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                                     5,761
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                                         3,564
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST MORTGAGE INCOME FUND                                                                            1,219
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                                   2,188
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                                              2,054
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                                                0
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND                                                                     12,725
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND                                                                        0
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST MLP AND ENERGY INCOME FUND                                                                        0
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND                                                   1,512
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND                                                               0
--------------------------------------------------------------------------------------------------- -----------------------
FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND                                                                 0
--------------------------------------------------------------------------------------------------- -----------------------

COMPENSATION

      Since January 1, 2016, the fixed annual retainer paid to the Independent Trustees has been $230,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairmen of the Audit Committee and the Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Complex based on its net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. Each Committee Chairman and the Lead Independent Trustee rotate every three years.

      The number of Board meetings held by each Fund during its last fiscal year is shown in Schedule 1 hereto.

      The aggregate fees and expenses paid to all Trustees by each Fund for its last fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

---------------------------------------------------------------------------------------------- ----------------------------
                                                                                                    AGGREGATE FEES AND
                                            FUND                                                      EXPENSES PAID
---------------------------------------------------------------------------------------------- ----------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND                             $17,537
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND                                                                $19,090
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                                  $17,809
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                                      $17,645
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST MORTGAGE INCOME FUND                                                                         $17,333
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                                $17,452
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND                                                           $17,418
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                                           $17,436
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND                                                                  $19,562
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND                                                                   $18,402
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST MLP AND ENERGY INCOME FUND                                                                   $20,021
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND                                                $23,041
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND                                                          $18,329
---------------------------------------------------------------------------------------------- ----------------------------
FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND                                                            $17,825
---------------------------------------------------------------------------------------------- ----------------------------

      The following table sets forth certain information regarding the compensation of each Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for each Fund's most recently completed fiscal year. The Funds have no retirement or pension plans. The executive officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.


                                    AGGREGATE COMPENSATION FOR EACH FUND'S FISCAL YEAR

------------------------------------------------------- ------------- -----------------------------------------------------
                                                         INTERESTED                        INDEPENDENT
                                                           TRUSTEE                          TRUSTEES
------------------------------------------------------- ------------- -----------------------------------------------------
                                                          James A.     Richard E.   Thomas R.     Robert F.      Niel B.
                         FUND                               Bowen       Erickson      Kadlec        Keith        Nielson
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES        $0          $4,361       $4,407       $4,384        $4,385
DIVIDEND & INCOME FUND(1)
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND(1)                 $0          $4,674       $4,867       $4,773        $4,776
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST ENHANCED EQUITY INCOME FUND(2)                   $0          $4,382       $4,520       $4,452        $4,455
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST/ABERDEEN GLOBAL
OPPORTUNITY INCOME FUND(2)                                   $0          $4,362       $4,459       $4,411        $4,413
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST MORTGAGE INCOME FUND(3)                          $0          $4,320       $4,346       $4,333        $4,334
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II(3)                 $0          $4,337       $4,388       $4,363        $4,364
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND(2)            $0          $4,336       $4,372       $4,355        $4,355
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL
OPPORTUNITIES FUND(1)                                        $0          $4,340       $4,377       $4,359        $4,360
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND(3)                   $0          $4,767       $5,010       $4,890        $4,895
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND(1)                    $0          $4,534       $4,664       $4,601        $4,603
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST MLP AND ENERGY INCOME FUND(3)                    $0          $4,865       $5,140       $5,005        $5,011
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED &
INCOME FUND(3)                                               $0          $5,468       $6,042       $5,760        $5,771
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND(3)           $0          $4,522       $4,640       $4,582        $4,585
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND(2)             $0          $4,384       $4,526       $4,456        $4,459
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------
TOTAL COMPENSATION FOR SERVING THE FIRST TRUST
FUND COMPLEX (4)                                             $0         $370,744     $391,203     $381,412      $381,482
------------------------------------------------------- ------------- ------------ ------------ ------------- -------------

(1)   For fiscal year ended November 30, 2016.
(2)   For fiscal year ended December 31, 2016.
(3)   For fiscal year ended October 31, 2016.
(4) For the calendar year ended December 31, 2016 for services to four portfolios of First Trust Series Fund and three portfolios of First Trust Variable Insurance Trust, open-end funds; 16 closed-end funds; and 114 series of the ETF Trusts. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor rather than by the ETF directly pursuant to the terms of the advisory agreement between the applicable ETF Trust and the Advisor.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

      The Board seeks to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at http://www.ftportfolios.com. In addition, the Board's attendance at last year's annual shareholder meeting is available on each applicable Fund's website located at http://www.ftportfolios.com. To find the Board's attendance, select your Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Shareholder Updates and Information" heading.

AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Funds' accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed by the Board of Trustees on December 12, 2016, a copy of which is attached as Exhibit A hereto, and is available on the Funds' website located at http://www.ftportfolios.com. As set forth in the Charter, management of the Funds is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the First Trust Mortgage Income Fund, the First Trust Strategic High Income Fund II, the First Trust High Income Long/Short Fund, the First Trust MLP and Energy Income Fund, the First Trust Intermediate Duration Preferred & Income Fund and the First Trust New Opportunities MLP & Energy Fund for the fiscal year ended October 31, 2016 at a meeting held on December 19, 2016; the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Energy Income and Growth Fund, the First Trust Specialty Finance and Financial Opportunities Fund and the First Trust Energy Infrastructure Fund for the fiscal year ended November 30, 2016 at a meeting held on January 17, 2017; and the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/Aberdeen Emerging Opportunity Fund and the First Trust Dynamic Europe Equity Income Fund for the fiscal year ended December 31, 2016 at a meeting held on February 21, 2017, and discussed the audits of such financial statements with the independent auditors and management.

      In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Funds and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

      The members of the Funds' Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Funds' Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Funds' financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

      Based on its consideration of each Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements in each Fund's Annual Report to Shareholders for the years ended October 31, November 30 and December 31, 2016, respectively.

      Submitted by the Audit Committee of each Fund:
      Niel B. Nielson
      Richard E. Erickson
      Thomas R. Kadlec
      Robert F. Keith

INDEPENDENT AUDITORS' FEES

      Deloitte & Touche has been selected to serve as the independent auditors for each Fund for its current fiscal year, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

      During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Advisor for the fees set forth below. With respect to First Trust Intermediate Duration Preferred & Income Fund, fees billed for services to Stonebridge Advisors LLC ("Stonebridge"), such Fund's sub-advisor, are also listed below; an affiliate of the Advisor owns a majority interest in Stonebridge.

----------------------------------------------------------------------------------------------------------------------
                                                          AUDIT-RELATED              TAX                ALL OTHER
                                   AUDIT FEES(1,2)           FEES(2)               FEES(5)               FEES(6)
-------------------------------- -------------------- --------------------- ---------------------- -------------------
        FEES BILLED TO:             2015      2016       2015        2016      2015        2016      2015      2016
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
MACQUARIE/FIRST TRUST GLOBAL
INFRASTRUCTURE/ UTILITIES
DIVIDEND & INCOME FUND(7)
   Fund                           $49,000    $49,000      $0      $91.91(3)   $5,950      $5,200    $3,000      $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST ENERGY INCOME AND
GROWTH FUND(7)
   Fund                           $57,000    $57,000      $0      $91.91(3)   $46,500    $42,000    $3,000      $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST ENHANCED EQUITY
INCOME FUND(8)
   Fund                           $38,000    $38,000      $0      $91.91(3)   $5,200      $5,200    $3,000      $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST/ABERDEEN GLOBAL
OPPORTUNITY INCOME FUND(8)
   Fund                           $53,000    $53,000      $0      $91.91(3)   $5,200      $5,200    $3,000      $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST MORTGAGE INCOME
FUND(9)
   Fund                           $45,000    $45,000      $0      $3,000(4)   $5,200      $5,200      $0        $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST STRATEGIC HIGH
INCOME FUND II(9)
   Fund                           $65,000    $65,000      $0      $3,000(4)   $5,200      $5,200      $0        $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST/ABERDEEN EMERGING
OPPORTUNITY FUND(8)
   Fund                           $53,000    $53,000      $0      $91.91(3)   $9,080      $9,335    $3,000      $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST SPECIALTY FINANCE
AND FINANCIAL OPPORTUNITIES
FUND(7)
   Fund                           $65,500    $42,000      $0      $91.91(3)   $5,200      $5,200    $3,000      $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST HIGH INCOME
LONG/SHORT FUND(9)
   Fund                           $52,000    $52,000      $0      $3,000(4)   $5,200      $5,200      $0        $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST ENERGY
INFRASTRUCTURE FUND(7)
   Fund                           $44,000    $44,000      $0      $91.91(3)   $6,300      $6,300    $3,000      $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST MLP AND ENERGY
INCOME FUND(9)
   Fund                           $57,000    $57,000      $0      $3,000(4)   $42,000    $42,000      $0        $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST INTERMEDIATE
DURATION PREFERRED & INCOME
FUND(9)
   Fund                           $28,000    $28,000      $0          $0      $5,200      $5,200      $0        $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
   Sub-Advisor                      N/A        N/A        $0          $0        $0          $0        $0        $0
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                          AUDIT-RELATED              TAX                ALL OTHER
                                   AUDIT FEES(1,2)           FEES(2)               FEES(5)               FEES(6)
-------------------------------- -------------------- --------------------- ---------------------- -------------------
        FEES BILLED TO:             2015      2016       2015        2016      2015        2016      2015      2016
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST NEW
OPPORTUNITIES MLP & ENERGY
FUND(9)
   Fund                           $57,000    $88,500      $0      $3,000(4)   $42,000    $42,000      $0        $0
   Advisor                          N/A        N/A        $0          $0        $0          $0        $0        $0
-------------------------------- ---------- --------- ----------- --------- ----------- ---------- --------- ---------
FIRST TRUST DYNAMIC EUROPE
EQUITY INCOME FUND(8, 10)
   Fund                           $62,500    $39,500      $0      $91.91(3)     $0        $5,200      $0        $0
   Advisor                          N/A        N/A      $7,000        $0        $0          $0        $0        $0
----------------------------------------------------------------------------------------------------------------------

 (1) These fees were the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements. For 2015, a portion of the amount shown for First Trust Specialty Finance and Financial Opportunities Fund included fees attributable to a shelf offering. For 2016, a portion of the amount shown for First Trust New Opportunities MLP & Energy Fund included fees attributable to a shelf offering.
 (2) With respect to First Trust Dynamic Europe Equity Income Fund, for 2015, the fees were for the audits and issuance of consents related to the initial offering of such Fund.
 (3)  These fees relate to the review of pricing committee procedures.
 (4)  These fees relate to a 2015 Fund accounting system conversion.
 (5)  These fees were for tax consultation or tax return preparation.
 (6)  For 2015, these fees were for Fund accounting system conversion.
 (7)  These fees were for the fiscal years ended November 30.
 (8)  These fees were for the fiscal years ended December 31.
 (9)  These fees were for the fiscal years ended October 31.
(10) For 2015, these fees were for the period from inception on September 24, 2015 through December 31, 2015.

Non-Audit Fees

      During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated. With respect to First Trust Intermediate Duration Preferred & Income Fund, non-audit fees billed for services provided to Stonebridge, such Fund's sub-advisor, are also listed below; an affiliate of the Advisor owns a majority interest in Stonebridge.

                                               AGGREGATE NON-AUDIT FEES

----------------------------------------------------------------------------------------------------------------
                                     FUND                                              2015            2016
--------------------------------------------------------------------------------- -------------- ---------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND(1)
   Fund                                                                               $8,950         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST ENERGY INCOME AND GROWTH FUND(1)
   Fund                                                                              $49,500        $42,000
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST ENHANCED EQUITY INCOME FUND(2)
   Fund                                                                               $8,200         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND(2)
   Fund                                                                               $8,200         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST MORTGAGE INCOME FUND(3)
   Fund                                                                               $5,200         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II(3)
   Fund                                                                               $5,200         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------

----------------------------------------------------------------------------------------------------------------
                                     FUND                                              2015            2016
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND(2)
   Fund                                                                              $12,080         $9,335
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND(1)
   Fund                                                                               $8,200         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST HIGH INCOME LONG/SHORT FUND(3)
   Fund                                                                               $5,200         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST ENERGY INFRASTRUCTURE FUND(1)
   Fund                                                                               $9,300         $6,300
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST MLP AND ENERGY INCOME FUND(3)
   Fund                                                                              $42,000        $42,000
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND(3)
   Fund                                                                               $5,200         $5,200
   Advisor                                                                           $12,500(5)     $13,000(6)
   Sub-Advisor                                                                        $3,000(5)      $3,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND(3)
   Fund                                                                              $42,000        $42,000
   Advisor                                                                           $12,500(5)     $13,000(6)
--------------------------------------------------------------------------------- -------------- ---------------
FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND(2, 4)
   Fund                                                                                 $0           $5,200
   Advisor                                                                              $0          $13,000(6)
----------------------------------------------------------------------------------------------------------------

(1)   These fees were for the fiscal years ended November 30.
(2)   These fees were for the fiscal years ended December 31.
(3)   These fees were for the fiscal years ended October 31.
(4) For 2015, these fees were for the period from inception on September 24, 2015 through December 31, 2015.
(5)   These fees relate to 2014 federal and state tax matters.
(6)   These fees relate to 2015 federal and state tax matters.

Pre-Approval

      Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

      The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

      None of the Audit Fees, Audit-Related Fees, Tax Fees, or All Other Fees, if any, or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its Pre-Approval Policy were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

      Because the Audit Committee has not been informed of any such services, the Audit Committee of each Fund has not considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the respective Fund that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

      Shareholder Proposals for Inclusion in a Fund's Proxy Statement. To be considered for presentation at the 2018 annual meeting of shareholders of a Fund and included in the Fund's proxy statement relating to such meeting, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act ("Rule 14a-8") must be received at the principal executive offices of the applicable Fund not later than November 16, 2017. Such a proposal will be included in the Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal will be included in a Fund's proxy statement.

      Other Shareholder Proposals. In addition to any requirements of law, including the proxy rules under the 1934 Act, under the Funds' By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund and the other conditions summarized below are met. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's principal executive offices, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

      Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

      In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

SHAREHOLDER COMMUNICATIONS

      Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, SUB-ADVISORS, ADMINISTRATORS AND TRANSFER AGENTS

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund's investment advisor. First Trust Advisors is also responsible for providing certain clerical, bookkeeping and other administrative services to each Fund and also provides fund reporting services to each Fund for a flat annual fee. Four Corners Capital Management, LLC, 2005 Market Street, Philadelphia, Pennsylvania 19103, and Macquarie Capital Investment Management LLC, 125 West 55th Street, New York, New York 10019, serve as the investment sub-advisors to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. Energy Income Partners, LLC, 10 Wright Street, Westport, Connecticut 06880, serves as the investment sub-advisor to First Trust Energy Income and Growth Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust New Opportunities

MLP & Energy Fund. An affiliate of the Advisor owns an interest in Energy Income Partners, LLC. Chartwell Investment Partners, Inc., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, serves as the investment sub-advisor to First Trust Enhanced Equity Income Fund. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, serves as the investment sub-advisor to First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund. Brookfield Investment Management Inc., 250 Vesey Street, 15th Floor, New York, New York 10281, serves as the investment sub-advisor to First Trust Strategic High Income Fund II. Confluence Investment Management LLC, 20 Allen Avenue, Suite 300, St. Louis, Missouri 63119, serves as the investment sub-advisor to First Trust Specialty Finance and Financial Opportunities Fund. MacKay Shields LLC, 1345 Avenue of the Americas, 43rd Floor, New York, New York 10105, serves as the investment sub-advisor to First Trust High Income Long/Short Fund. Stonebridge Advisors LLC, 10 Westport Road, Suite C101, Wilton, Connecticut 06897, serves as the investment sub-advisor to First Trust Intermediate Duration Preferred & Income Fund. An affiliate of the Advisor owns a majority interest in Stonebridge Advisors LLC. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611, serves as the investment sub-advisor, and Henderson Investment Management Limited, 201 Bishopsgate, London UK EC2M 3AE, serves as the investment sub-sub-advisor, to First Trust Dynamic Europe Equity Income Fund.

      BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the administrator, accounting agent and transfer agent to each Fund except for First Trust Intermediate Duration Preferred & Income Fund and First Trust Dynamic Europe Equity Income Fund. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator and accounting agent, and Computershare Inc., P.O. Box 30170, College Station, Texas 77842-3170, acts as the transfer agent, to First Trust Intermediate Duration Preferred & Income Fund and First Trust Dynamic Europe Equity Income Fund.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-advisor and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE or NYSE MKT, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal years ended October 31, 2016, November 30, 2016 and December 31, 2016, all such filing requirements applicable to such persons were met, except as follows:

----------------------------------- --------------------------------------------
First Trust Intermediate Duration   On September 9, 2016, (a) one late Form 3
Preferred & Income Fund             was filed for Craig S. Prichard, a board
                                    member of Stonebridge Advisors LLC (invest-
                                    ment sub-advisor) and (b) one late Form 3
                                    was filed for David McGarel, a board member
                                    of Stonebridge Advisors LLC (investment
                                    sub-advisor).
----------------------------------- --------------------------------------------

FISCAL YEAR

      The fiscal year end for First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust High Income Long/Short Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was October 31, 2016. The fiscal year end for Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Energy Infrastructure Fund was November 30, 2016. The fiscal year end for First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity

Income Fund, First Trust/Aberdeen Emerging Opportunity Fund and First Trust Dynamic Europe Equity Income Fund was December 31, 2016.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Advisor at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                       STANDSTILL AGREEMENTS RELATING TO
                  FIRST TRUST HIGH INCOME LONG/SHORT FUND AND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

First Trust High Income Long/Short Fund

      In January 2017, the Board (the "FSD Board") of First Trust High Income Long/Short Fund (the "Long/Short Fund") approved the commencement (subject to certain conditions) prior to or during the week of June 15, 2017, of a cash tender offer for up to 15% of the Long/Short Fund's outstanding common shares of beneficial interest at a price per share equal to 98% of the Long/Short Fund's net asset value ("NAV") per share (the "FSD Tender Offer"). The FSD Board also approved the commencement, effective with the monthly distribution declared in February 2017 and continuing for all distributions declared during the following eleven months, of a distribution policy that provides for the declaration of monthly distributions to common shareholders of the Long/Short Fund at an annual minimum fixed rate of 8.5% based on such Fund's average monthly NAV per share over the prior 12 months (the "FSD Distribution Policy"). The commencement of the FSD Tender Offer and the FSD Distribution Policy is pursuant to a standstill agreement (the "FSD Standstill Agreement") that the Long/Short Fund and the Advisor entered into on January 20, 2017 with Saba Capital Management, L.P. and certain associated parties (collectively referred to as "Saba"). Pursuant to the FSD Standstill Agreement, Saba agreed to tender 100% of its then-owned common shares of the Long/Short Fund in the FSD Tender Offer. Additionally, pursuant to the FSD Standstill Agreement, Saba agreed to withdraw a shareholder proposal that it had previously notified the Long/Short Fund it intended to submit for the Meeting (pursuant to Rule 14a-8) requesting that the FSD Board take the necessary steps to eliminate the Long/Short Fund's classified board structure. Further, under the FSD Standstill Agreement, Saba agreed, among other things, for two years from the date of the FSD Standstill Agreement (the "FSD Effective Period"), generally to vote or cause to be voted at any annual or special meeting of the shareholders of the Long/Short Fund and of any other investment company advised by the Advisor other than First Trust Strategic High Income Fund II (collectively, the "FSD Standstill Funds") all of the shares of the FSD Standstill Funds that it beneficially owns as of the applicable record date (i) in favor of the election of the nominee(s) of the board of trustees of the applicable FSD Standstill Fund and (ii) against any proposal made in opposition to, or in competition or inconsistent with, the recommendation of the board of trustees of the applicable FSD Standstill Fund regarding the election of such nominee(s) and, also, to be bound by certain standstill covenants with respect to the FSD Standstill Funds during the FSD Effective Period.

First Trust/Aberdeen Global Opportunity Income Fund

      In February 2017, the Board (the "FAM Board") of First Trust/Aberdeen Global Opportunity Income Fund (the "Global Opportunity Fund") approved the commencement (subject to certain conditions) no later than June 1, 2017, of a cash tender offer for up to 25% of the Global Opportunity Fund's then outstanding common shares of beneficial interest at a price per share equal to 98% of the Global Opportunity Fund's NAV per share (the "FAM Tender Offer"). The commencement of the FAM Tender Offer is pursuant to a standstill agreement (the "FAM Standstill Agreement") that the Global Opportunity Fund and the Advisor entered into as of February 14, 2017 with Karpus Management, Inc. (doing business as Karpus Investment Management) and any present or future entities or accounts it manages or controls or to which it is related (collectively referred to as "Karpus"). The Global Opportunity Fund agreed that the FAM Tender Offer would expire on or before July 1, 2017; provided that the FAM Tender Offer may be extended if required by law. Pursuant to the FAM Standstill Agreement, Karpus agreed to tender 100% of its then-owned common shares of the Global Opportunity Fund in the FAM Tender Offer. Additionally, pursuant to the FAM Standstill Agreement, Karpus agreed to withdraw a shareholder proposal that it had previously notified the Global Opportunity Fund it intended to submit for the Meeting (pursuant to Rule 14a-8) requesting, in general terms, that the FAM Board consider authorizing a self-tender offer for the outstanding common shares of the Global Opportunity Fund (and providing further, however, that if more than 50% of the outstanding common shares were tendered, the tender offer should be cancelled and the FAM Board should take the steps necessary to liquidate, merge, or convert such Fund to an open-end mutual fund or exchange-traded fund). In addition, under the FAM Standstill Agreement, Karpus agreed, among other things, until the earlier of the conclusion of the 2019 annual meeting of shareholders of the Global Opportunity Fund and April 30, 2019 (the "FAM Effective Period"), generally to vote or direct to be voted at any annual or special meeting of the shareholders of the Global Opportunity Fund and of any other investment company advised by the Advisor other than First Trust Enhanced Equity Income Fund (collectively, the "FAM Standstill Funds") all of the shares of the FAM Standstill Funds over which it has discretion or beneficial ownership in accordance with the recommendations of the applicable board of trustees/directors (subject to certain exceptions) and, also, to be bound by certain standstill covenants with respect to the FAM Standstill Funds during the FAM Effective Period.

Additional Information about the FSD Tender Offer and the FAM Tender Offer

      The above statements regarding the FSD Tender Offer and FAM Tender Offer (each, a "Tender Offer") are not intended to constitute an offer to participate in the applicable Tender Offer. Information about each Tender Offer, including its commencement, has been and/or will be announced via press releases. Shareholders of the applicable Fund will be notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each Tender Offer will be made only by an offer to purchase, a related letter of transmittal, and other documents to be filed with the SEC. Shareholders of the Long/Short Fund and the Global Opportunity Fund should read the applicable offer to purchase and tender offer statement and related exhibits when those documents are filed and become available, as they will contain important information about the applicable Tender Offer. These and other filed documents will be available to investors for free both at the website of the SEC and from the applicable Fund.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the proposal to elect Mr. Keith as the Class I Trustee of each Fund, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

March 9, 2017

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                   SCHEDULE 1

                                        NUMBER OF BOARD AND COMMITTEE MEETINGS
                                       HELD DURING EACH FUND'S LAST FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------------
                                                                                           NOMINATING
                                                                                              AND
                                                         AUDIT           EXECUTIVE         GOVERNANCE        VALUATION
                                        BOARD          COMMITTEE         COMMITTEE         COMMITTEE         COMMITTEE
              FUND                     MEETINGS         MEETINGS          MEETINGS          MEETINGS          MEETINGS
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
MACQUARIE/FIRST TRUST GLOBAL              6                 7                 4                 4                 4
INFRASTRUCTURE/ UTILITIES
DIVIDEND & INCOME FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST ENERGY INCOME AND             7                 7                 4                 4                 4
GROWTH FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST ENHANCED EQUITY               5                 9                 4                 4                 4
INCOME FUND(2)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST/ABERDEEN GLOBAL               5                 9                 12                4                 4
OPPORTUNITY INCOME FUND(2)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST MORTGAGE INCOME               7                 5                 12                4                 4
FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST STRATEGIC HIGH                6                 5                 12                4                 4
INCOME FUND II(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST/ABERDEEN EMERGING             5                 9                 4                 4                 4
OPPORTUNITY FUND(2)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST SPECIALTY FINANCE
AND FINANCIAL OPPORTUNITIES               6                 7                 4                 4                 4
FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST HIGH INCOME                   6                 5                 12                4                 4
LONG/SHORT FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST ENERGY                        6                 7                 12                4                 4
INFRASTRUCTURE FUND(1)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST MLP AND ENERGY                7                 5                 12                4                 4
INCOME FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST INTERMEDIATE                  6                 5                 12                4                 4
DURATION PREFERRED & INCOME
FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST NEW OPPORTUNITIES             7                 5                 12                4                 4
MLP & ENERGY FUND(3)
--------------------------------- ----------------- ----------------- ----------------- ----------------- -----------------
FIRST TRUST DYNAMIC EUROPE                6                 9                 12                4                 4
EQUITY INCOME FUND(2)
---------------------------------------------------------------------------------------------------------------------------

1     For fiscal year ended November 30, 2016.
2     For fiscal year ended December 31, 2016.
3     For fiscal year ended October 31, 2016.

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER

I.           PURPOSE

      The Audit Committee (the "Committee") is appointed by each Board of Trustees (the "Board") of the investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

             1. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

             2. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

             3. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

             4. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II.          COMMITTEE ORGANIZATION AND COMPOSITION

      A. Size and Membership Requirements.

             1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Committee members shall serve until they resign or are removed or replaced by the Board.

             2. Each member of the Committee shall be independent of the Funds and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the listing rules of the primary national securities exchange on which a Fund's shares are listed for trading (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of
      Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds, or any subsidiary thereof, (except in the capacity as a Board or committee member).

             3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

             4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or related financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE MKT LLC or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE MKT LLC or the NASDAQ Stock Market (as applicable). Any member whom the Board determines to be an "audit committee financial expert" shall be presumed to qualify as financially sophisticated. With respect to Funds that are closed-end funds or ETFs whose shares are listed and trade primarily on any other national securities exchange, the Committee will comply with any applicable requirements of such exchange relating to the financial backgrounds of the Committee members.

             5. With respect to Funds that are closed-end funds or ETFs, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

      B. Frequency of Meetings.

      The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than four times per year.

      C. Term of Office.

      Committee members shall serve until they resign or are removed or replaced by the Board.

III.         RESPONSIBILITIES

      A. With respect to Independent Auditors:

             1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

             2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditors' evaluation of each Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditors' activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

             3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

             4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its External Auditors in accordance with the Audit and Non-Audit Services Pre-Approval Policy. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee where the fee for such engagement does not exceed the amount specified in the Audit and Non-Audit Services Pre-Approval Policy, and shall report any such pre-approval to the full Committee.

             5. The Committee shall pre-approve the External Auditors' engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

             6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Funds that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditors' independence.

             7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526) regarding (a) the External Auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditors' independence, including all relationships between the External Auditors and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

             8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on a Fund's financial statements), in accordance with and as required by Section 10A(b)(1) of the Exchange Act.

             9. The Committee shall oversee the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further consider the rotation of the independent auditor firm itself.

            10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

            11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

            12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

      B. With respect to Fund Financial Statements:

             1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, and any major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis" or any similar discussion of the Fund's performance, if any.

             2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with Fund Management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and Fund Management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

             3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

             4. The Committee shall discuss with the External Auditors the matters required to be discussed by the applicable PCAOB Auditing Standard that arise during the External Auditor's review of the Funds' financial statements.

             5. The Committee shall review and discuss with Fund Management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

             6. The Committee shall review and discuss with Fund Management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

             7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee or any member of the Committee also serving on the Dividend and Pricing Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

             8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

      C. With respect to serving as a Qualified Legal Compliance Committee:

             1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply:

                  (i) The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, by e-mail at sjardine@ftportfolios.com or at the address of the principal office of the Funds, which currently is 120 East Liberty Drive, Wheaton, Illinois 60187, who shall forward the Report of Material Violation to the Committee.

                  (ii) Upon receipt of a Report of Material Violation, the
             Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and
             (b) determine whether an investigation is necessary.

                  (iii) After considering the Report of Material Violation, the
             Committee shall do the following if it deems an investigation necessary:

                        (1) Notify the Board;

                        (2) Initiate an investigation, which may be conducted
                  either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                        (3) Retain such additional expert personnel as the
                  Committee deems necessary.

                  (iv) At the conclusion of any such investigation, the
             Committee shall:

                        (4) Recommend, by majority vote, that the Fund implement
                  an appropriate response to evidence of a material violation;
                  and

                        (5) Inform the chief legal officer and the chief
                  executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

             2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

      D. Other Responsibilities:

             1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by officers of the Funds and employees of Fund Management, any administrator, fund accountant, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

             2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on a Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

             3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

             4. The Committee shall evaluate on an annual basis the performance of the Committee.

             5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

             6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

             7. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

             8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

             9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

             10. The Committee shall maintain minutes of its meetings.

             11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV.          AUTHORITY TO ENGAGE ADVISERS

      The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.           FUNDING PROVISIONS

A. The Committee shall determine the:

             1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

             2. Compensation to any advisers employed by the Committee.

      B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI.          MANAGEMENT AND EXTERNAL AUDITORS' RESPONSIBILITIES

      A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

      B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

      C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended: December 12, 2016

FORM OF PROXY CARD
------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                                     EASY VOTING OPTIONS:

                                                         VOTE BY MAIL
                                                Vote, sign and date this Proxy
                                                    Card and return in the
                                                    postage-paid envelope

                                                       VOTE IN PERSON
                                                 Attend Shareholder Meeting
                                              120 East Liberty Drive, Suite 400
                                                   Wheaton, Illinois 60187
                                                      on April 24, 2017






                  Please detach at perforation before mailing.


PROXY
                                 [NAME OF FUND]
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2017
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the [NAME OF FUND], a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central Time on the date indicated above, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement dated March 9, 2017, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE SET FORTH.

                               -----------------------      -------------------

                               -----------------------      -------------------


                               XXXX_28570_030817

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2017
     THE PROXY STATEMENT AND PROXY CARD FOR THIS MEETING ARE AVAILABLE AT:
                     https://www.proxy-direct.com/fir-28570





                  Please detach at perforation before mailing.




THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE SET FORTH.

TO VOTE, MARK ONE BLOCK BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS
EXAMPLE: [X]


A  PROPOSAL

1. Election of one Class I Trustee.

   The Board of Trustees recommends that you vote FOR the election of one Class I Nominee for a three-year term.

                                           FOR    WITHHOLD
   01. Robert F. Keith                     [ ]       [ ]


B AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- SIGN AND DATE BELOW

DATE (mm/dd/yyyy)--        SIGNATURE 1--Please keep     SIGNATURE 2--Please keep
Please print date below    signature within the box     signature within the box
-----------------------    ------------------------     ------------------------
       /      /
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  608999900109999999999

xxxxxxxxxxxxxx                           28570                   M    xxxxxxxx